                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 Date of Report
                                  July 15, 1999
                        (Date of Earliest Event Reported)


                            EAGLE GEOPHYSICAL, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                  000-22863                              76-0522659
         (Commission File Number)              (IRS Employer Identification No.)

         2603 Augusta, Suite 1400
              Houston, Texas                                77056
(Address of principal executive offices)                 (Zip code)

       Registrant's telephone number, including area code: (713) 243-6100

Item 5.           Other Events

         On July 15, 1999, Eagle Geophysical, Inc. announced that it had not made the interest payment due on its 10 3/4% Senior Notes due 2008, and that if it did not make such payment within 60 days, this payment default would constitute an event of default under the indenture governing these notes. A copy of this press release is filed as an exhibit to this report.


Item 7.           Financial Statements and Exhibits

         (c)      Exhibits

                  Exhibit 99.1 - Press Release dated July 15, 1999


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 19, 1999

                                        EAGLE GEOPHYSICAL, INC.


                                        By: /s/ JAY N. SILVERMAN
                                           -------------------------------------
                                                Jay N. Silverman, President

                                 EXHIBIT INDEX


EXHIBIT
NUMBER                            DESCRIPTION
------                            -----------

 99.1                   Press Release dated July 15, 1999

 99.2                   Press Release dated July 19, 1999